UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report: November 12, 2004 (date of earliest event reported)

First Community Corporation

(Exact name of registrant as specified in its charter)

South Carolina

(State or other jurisdiction of incorporation)

000-28344	57-1010751
(Commission File Number)	(IRS Employer Identification No.)

5455 Sunset Blvd, Lexington, South Carolina	29072
(Address of principal executive offices)	(Zip Code)

(803) 951-2265

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

                First Community Corporation is hereby furnishing an analyst report that will be distributed to shareholders of the company on or about November 12, 2004.  Equity Research Services, Inc., which prepared the report at the request of First Community Corporation, received a fee for producing the report.  The report is filed as Exhibit 99.1 to this Current Report on Form 8-K.

                The information in Item 7.01 and Exhibit 99.1 of Item 9.01 is being furnished, not filed.  Accordingly, the information in this Item 7.01 and Exhibit 99.1 of Item 9.01 will not be incorporated by reference into any registration statement filed by First Community Corporation under the Securities Act of 1933 unless specifically identified therein as being incorporated therein by reference.  The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by First Community Corporation that (i) the information in this report is material or complete or (ii) investors should consider this information before making an investment decision with respect to any security of First Community Corporation or any of its affiliates.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

                (c)  Exhibits: The following exhibits are filed as part of this report:

Exhibit
Number	Description

99.1	Analyst report distributed to shareholders of First Community Corporation on or about November 12, 2004.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST COMMUNITY CORPORATION

Dated: November 11, 2004	By:	/s Joseph G. Sawyer
Joseph G. Sawyer
Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Analyst report distributed to shareholders of First Community Corporation on or about November 12, 2004.